Summary of Significant Accounting Policies (Tables)	6 Months Ended
Jun. 30, 2024
Summary of Significant Accounting Policies [Abstract]
Schedule of Depreciation of Property and Equipment Using Straight-Line Method	Depreciation on other items of property and equipment is calculated using the straight-line method to allocate their depreciable amounts over their estimated useful lives as followed;
Office renovation	-	10 years
Office equipment	-	5 years
Furniture and fittings	-	5 years
Electrical and fittings	-	10 years
Right of use asset - premise	-	3 years
Right of use asset – motor vehicles	-	10 years

Schedule of Currency Exchange Rate Used in Consolidated Financial Statements	The following table outlines the currency exchange rates that were used in preparing the accompanying consolidated financial statements:
	December 31,	June 30,
	2023	2023	2024
RM to USD at the end of the period	4.4025	4.6679	4.7172
RM to USD Average rate	4.3983	4.4863	4.7321